UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K furnished by First Guaranty Bancshares, Inc. (“First Guaranty” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 1, 2025 (the “Original Form 8-K”). The purpose of this Amendment is to amend the financial information furnished in Exhibit 99.1 to the Original Form 8-K to give effect to adjustments to the Company’s allowance for credit losses made subsequent to quarter end.

Item 2.02 Results of Operations and Financial Conditions

On August 1, 2025, the Company filed the Original Form 8-K in which it furnished a copy of the press release announcing its financial results for the quarter ended June 30, 2025 (the “Original Press Release”). The Company is now filing this Amendment to furnish a revised press release (the “Revised Press Release”) to give effect to adjustments to the Company’s allowance for credit losses made subsequent to quarter end.

The Original Press Release reported a provision to the credit allowance of $14.7 million for the second quarter of 2025. The Revised Press Release reports a provision to the credit allowance of $16.6 million. Additionally, the Original Press Release reported First Guaranty’s allowance for credit losses as 2.36% of total loans as of June 30, 2025. The Revised Press Release reports First Guaranty’s allowance for credit losses as 2.44% of total loans as of June 30, 2025.

The Original Press Release previously reported that total assets decreased $1.6 million and were $4.0 billion at June 30, 2025 compared to December 31, 2024. The Revised Press Release reports a decrease in total assets of $3.1 million as of June 30, 2025. Additionally, the Original Press Release reported retained earnings of $59.6 million and shareholder’s equity of $264.6 million at June 30, 2025; the Revised Press Release reports retained earnings of $58.1 million and shareholders’ equity of $263.1 million at June 30, 2025.

In the Original Press Release, net (loss) income for the three months ended June 30, 2025 and 2024 was reported as $(5.8) million and $7.2 million respectively, a decrease of $13.0 million. The Revised Press Release reports net (loss) income for the three months ended June 30, 2025 and 2024 as $(7.3) million and $7.2 million respectively, a decrease of $14.5 million. For the six months ended June 30, 2025 and 2024, the Original Press Release reported net (loss) income as $(12.0) million and $9.5 million, respectively, a decrease of $21.5 million. The Revised Press Release reports net (loss) income for the six months ended June 30, 2025 and 2024 as $(13.5) million and $9.5 million, respectively, a decrease of $23.0 million.

The Original Press Release reported (loss) earnings per common share as $(0.50) and $0.53 for the three months ended June 30, 2025 and 2024, respectively. The Revised Press Release reports (loss) earnings per common share as $(0.61) and $0.53 for the three months ended June 30, 2025 and 2024, respectively. For the six months ended June 30, 2025 and 2024, the Original Press Release reported loss (earnings) per common share as $(1.04) and $0.67, respectively. The Revised Press Release reports loss (earnings) per common share as $(1.15) and $0.67 for the six months ended June 30, 2025 and 2024, respectively.

The Original Press Release reported the provision for credit losses for the three months ended June 30, 2025 as $14.7 million compared to $6.8 million for the three months ended June 30, 2024. The Revised Press Release reports the provision for credit losses for the three months ended June 30, 2025 as $16.6 million, compared to $6.8 million for the three months ended June 30, 2024. For the six months ended June 30, 2025, the Original Press Release reported the provision for credit losses as $29.3 million compared to $9.1 million for the six months ended June 30, 2024. The Revised Press Release reports the provision for credit losses for the six months ended June 30, 2025 as $31.2 million compared to $9.1 million for the six months ended June 30, 2024.

The Original Press Release reported that the allowance for credit losses totaled $57.0 million at June 30, 2025, and $34.8 million at December 31, 2024. The Revised Press Release reports that the allowance for credit losses totaled $58.9 million at June 30, 2025, and $34.8 million at December 31, 2024.

The Original Press Release reported the return on average assets for the three months ended June 30, 2025 and 2024 as (0.60)% and 0.81%, respectively. The Revised Press Release reports the return on average assets for the three months ended June 30, 2025 and 2024 as (0.75)% and 0.81% respectively. For the six months ended June 30, 2025 and 2024, the Original Press Release reported the return on average assets as (0.61)% and 0.54%, respectively. The Revised Press Release reports the return on average assets for the six months ended June 30, 2025 and 2024 as (0.69)% and 0.54%, respectively.

The Original Press Release reported the return on average common equity for the three months ended June 30, 2025 and 2024 as (11.66)% and 12.16%, respectively. The Revised Press Release reports the return on average common equity for the three months ended June 30, 2025 and 2024 as (14.33)% and 12.16%, respectively. For the six months ended June 30, 2025 and 2024, the Original Press Release reported the return on average common equity as (11.97)% and 7.66%, respectively. The Revised Press Release reports the return on average common equity for the six months ended June 30, 2025 and 2024 as (13.31)% and 7.66%, respectively. Return on average assets is calculated by dividing annualized net income by average assets. Return on average common equity is calculated by dividing annualized net income by average common equity.

The Original Press Release reported book value per common shares as $15.31 as of June 30, 2025, compared to $17.75 as of December 31, 2024. The Revised Press Release reports book value per common share as $15.21 as of June 30, 2025, compared to $17.75 as of December 31, 2024.

The Revised Press Release is enclosed as Exhibit 99.1 to this report. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
99.1	Press Release dated August 18, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: August 18, 2025
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer